UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2009

Toreador Resources Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-02517	75-0991164
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

c/o Toreador Holding SAS
9 rue Scribe
Paris, France	75009
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 33 1 47 03 34 24

13760 Noel Road, Suite 1100

Dallas, Texas 75240

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

Peter J. Hill, the Non-Executive Chairman of the board of directors of Toreador Resources Corporation (“Toreador”) has been appointed as Chief Executive Officer and a member of the board of directors of Triangle Petroleum Corporation, effective November 30, 2009.  Dr. Hill will remain on the Toreador board of directors and continue in his current capacity as Non-Executive Chairman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TOREADOR RESOURCES CORPORATION

Date: December 2, 2009	By:	/s/ Craig M. McKenzie
Craig M. McKenzie
Chief Executive Officer